Exhibit 10.16

Summary Promissory Note

Date: December 22, 2011

By: Email

Attn: Shareholders – UNorth LLC

274 E Hamilton Ave, Suite A

Campbell, CA 95008

RESOLVED, that LLC would borrow amount of $20,000 from the LLC member Maryam Rowghani on December 22, 2011. LLC agrees to pay back the amount by Feb 28, 2012 with annual interest rate of 14%. The payment schedule will be as follows:

Borrowed Amount: $20,000

Interest: 14.00%

Estimated Value on 02/28/12: $20,528

Daily Interest Rate: 0.038%

/s/ Michael Faro
Michael Faro
Managing Member
UNorth LLC

UNorth® LLC
PO Box 1116, Campbell, CA 95009
1.888.324.2787 tel
1.408.378.7629 fax
www.unorth.com